Exhibit (h)(v)
FORM OF AMENDED AND RESTATED EXHIBIT A
     THIS AMENDED AND RESTATED EXHIBIT A, dated as of                     , 2011, is Exhibit A to that certain Transfer Agency Services Agreement dated as of July 19, 2007, between BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) and FundVantage Trust.
FUNDS — Classes
Cutwater Municipal Bond Inflation Protection Fund — Institutional Class
Cutwater Municipal Bond Inflation Protection Fund — Class R
Cutwater High Yield Fund — Institutional Class
Cutwater High Yield Fund — Class R
Cutwater Multi-Sector Inflation Protection Fund — Institutional Class
Cutwater Multi-Sector Inflation Protection Fund — Class R
Cutwater Investment Grade Bond Fund — Institutional Class
Cutwater Investment Grade Bond Fund — Class R
Lateef Fund — Class A
Lateef Fund — Class I
Lateef Fund — Class C
Boston Advisors US Small Cap Equity Fund — Institutional Class
Boston Advisors US Small Cap Equity Fund — Class A
Boston Advisors International Equity Fund — Institutional Class
Boston Advisors International Equity Fund — Class A
Corverus Strategic Equity Fund — Class A
Corverus Strategic Equity Fund — Class I
WHV International Equity Fund — Class A
WHV International Equity Fund — Class I
Pemberwick Fund
Private Capital Management Value Fund — Class A
Private Capital Management Value Fund — Class C
Private Capital Management Value Fund — Class I
Private Capital Management Value Fund — Class R
Estabrook Value Fund — Class A
Estabrook Value Fund — Class C
Estabrook Value Fund — Class I
Estabrook Value Fund — Class R
Estabrook Investment Grade Fixed Income Fund — Class A
Estabrook Investment Grade Fixed Income Fund — Class C
Estabrook Investment Grade Fixed Income Fund — Class I
Estabrook Investment Grade Fixed Income Fund — Class R
Pacific Capital Tax-Free Securities Fund — Class Y
Pacific Capital Tax-Free Short Intermediate Securities Fund — Class Y

DuPont Capital Emerging Markets Fund — Class A
DuPont Capital Emerging Markets Fund — Class C
DuPont Capital Emerging Markets Fund — Class D
DuPont Capital Emerging Markets Fund — Class I
Polen Growth Fund — Retail Class
Polen Growth Fund — Institutional Class
Boston Advisors Broad Allocation Strategy Fund — Institutional Class
Boston Advisors Broad Allocation Strategy Fund — Class A
Compak Dynamic Asset Allocation Fund — Class A
Compak Dynamic Asset Allocation Fund — Class C
Compak Dynamic Asset Allocation Fund — Class D
Compak Dynamic Asset Allocation Fund — Class I
Gotham U.S. Value 1000 Fund — Institutional Class
Gotham Global Value 500 Fund — Institutional Class
Gotham International Value 400 Fund — Institutional Class
Formula Investing U.S. Value 1000 Fund — Class A
Formula Investing U.S. Value 1000 Fund — Class C
Formula Investing U.S. Value 1000 Fund — Class I
Formula Investing U.S. Value Select Fund — Class A
Formula Investing U.S. Value Select Fund — Class C
Formula Investing U.S. Value Select Fund — Class I
Formula Investing Global Value 500 Fund — Class A
Formula Investing Global Value 500 Fund — Class C
Formula Investing Global Value 500 Fund — Class I
Formula Investing Global Value Select Fund — Class A
Formula Investing Global Value Select Fund — Class C
Formula Investing Global Value Select Fund — Class I
Formula Investing International Value 400 Fund — Class A
Formula Investing International Value 400 Fund — Class C
Formula Investing International Value 400 Fund — Class I
Formula Investing International Value Select Fund — Class A
Formula Investing International Value Select Fund — Class C
Formula Investing International Value Select Fund — Class I
WHV Emerging Markets Equity Fund — Class A
WHV Emerging Markets Equity Fund — Class I
TW Small Cap Growth Fund — Class A
TW Small Cap Growth Fund — Advisor Class
TW Small Cap Growth Fund — Institutional Class
EIC Value Fund — Class A
EIC Value Fund — Class C
EIC Value Fund — Retail Class
EIC Value Fund — Institutional Class
SNW Oregon Short-Term Tax-Exempt Bond Fund — Class A
SNW Oregon Short-Term Tax-Exempt Bond Fund — Retail Class
SNW Oregon Short-Term Tax-Exempt Bond Fund — Institutional Class
DuPont Capital Emerging Markets Debt Fund — Class

BNY MELLON INVESTMENT SERVICING (US) INC.

By:
Name:
Title:

FUNDVANTAGE TRUST

By:
Name:
Title:

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